Exhibit 99.1

Quanergy Deploys First LiDAR People Counting Installation for Tourism in South Korea

•	New LiDAR-based People Counting Solution to optimize beach operations and keep tourists safe at Sinji Myeongsasimni Beach in South Korea.

•	Smart 3D LiDAR solution provides superior accuracy and real-time IoT data and insights to tourism industry, replacing previous camera-based system.

•	Data collection using LiDAR protects individual privacy with zero PII risk.

•	24/7 monitoring in any environmental condition prevents accidents.

Sunnyvale, CA - August 10, 2021 — Quanergy Systems, Inc., a leading provider of OPA-based solid state LiDAR sensors and smart 3D solutions for automotive and IoT, today announced the first ever deployment of its smart LiDAR solution for the tourism and public leisure industry in one of the most famous tourist destinations in South Korea.

Deployed at the Sinji Myeongsasimni Beach in Wando, South Korea, Quanergy’s M-series LiDAR sensors paired with QORTEX DTC™ perception software has been installed at major entry points of its famous beach. Featuring an extended 200-meter range, each LiDAR sensor is installed to track a radius of 70 meters at each entry point, providing complete monitoring for the entire 4-kilometer area. The LiDAR sensors are then integrated with the iSaver analytics platform from iCent, which allows users to easily visualize and interpret collected data on an intuitive dashboard. The rich 3D data and insights collected from the LiDARs provide an accurate count of beach visitors to drive its tourism strategy and budget planning.

“The LiDAR solution replaced a camera-based system that did not provide the accuracy and granularity made possible with LiDAR-based people counting,” said Gil-Soo Seo, Tourism Division Manager at Wando City. “This new installation helped us eliminate the previous camera-based data collection errors and gather real-time data and new insights systematically to optimize beach operations and keep our tourists safe.” “We are eager to expand this IoT LiDAR solution to optimize other tourist attractions in Korea.”

LiDAR enables additional capabilities that the previous camera-based solution could not. It protects individual privacy by providing complete anonymous people tracking as it does not capture or store any personally identifiable information (PII). Furthermore, the solution provides more reliable accident prevention for the beach with 24/7 monitoring in any lighting or weather condition. The LiDAR sensors track and monitor people entering the area after normal operating hours when no lifeguard is present and trigger the control center to intervene to prevent accidents.

“We’re excited to be part of the first installation of LiDAR technology in one of the most famous tourist destinations in South Korea,” said Enzo Signore, CMO at Quanergy, “This is just one example of the power and versatility of 3D LiDAR-leveraging real-time IoT data and advanced 3D insights to transform the operations of any industry while improving people’s experience and safety.”

For more information, visit www.quanergy.com

In June, Quanergy entered into a definitive merger agreement with CITIC Capital Acquisition Corp. (NYSE: CCAC) (“CCAC”). Upon closing of the transaction, the combined company will be named Quanergy Systems, Inc. and is expected to be listed on the New York Stock Exchange (NYSE) under the ticker symbol “QNGY.” The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions.

About Quanergy Systems, Inc.

Quanergy Systems’ mission is to create powerful, affordable smart LiDAR solutions for automotive and IoT applications to enhance people’s experiences and safety. Quanergy has developed the only true 100% solid state CMOS LiDAR sensor built on optical phased array (OPA) technology to enable the mass production of low-cost, highly reliable 3D LiDAR solutions. Through Quanergy’s smart LiDAR solutions, businesses can now leverage real-time, advanced 3D insights to transform their operations in a variety of industries including industrial automation, physical security, smart cities, smart spaces, and much more. Quanergy solutions are deployed by over 350 customers across the globe. For more information, please visit us at www.quanergy.com.

Media Contact

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Investor Relations

QuanergyIR@icrinc.com

Investor Relations

QuanergyIR@icrinc.com

Important Information about the Business Combination and Where to Find It

CCAC has filed a registration statement on Form S-4, which contains a proxy statement/prospectus and other relevant materials, and plans to file with the SEC an amendment to the registration statement as well as other documents regarding the proposed transaction with Quanergy. CCAC urges its investors, shareholders and other interested persons to read, when available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about CCAC, Quanergy and the proposed business combination. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of CCAC as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Shareholders of CCAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination because they will contain important information about CCAC, Quanergy and the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: CITIC Capital Acquisition Corp., 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, Attention: Fanglu Wang, telephone: +852 3710 6888. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

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This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAC or Quanergy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the anticipated use of our smart 3D LiDAR solution to drive tourism strategy and budget planning in Wando, the potential use of our IoT LiDAR solution to optimize other tourism destinations in South Korea, our expectations regarding our solution’s ability to provide reliable accident prevention, the ability of our smart 3D LiDAR solution to transform the operations of a given industry while improving people’s experience and safety, CCAC’s ability to consummate the proposed business combination, anticipated timing of the proposed business combination, and the combined company’s future products are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering in connection with the business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or will file, with the SEC, including the final amended registration statement on Form S-4 that will include proxy statements/prospectus that CCAC will file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.